UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

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Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Trilogy Metals Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”) at the offices of the Company in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 30, 2023 (the “Proxy Statement”):

(1)	Set the Number of Directors of the Company at Seven. The Company’s shareholders voted to set the number of directors on the board of directors (the “Board”) at seven. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to setting the number of directors at seven:

For	Against	Abstain	Broker Non-Vote
77,541,191	418,416	-	36,004,031

(2)	Election of Directors. The Company’s shareholders elected the following 7 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Tony Giardini	78,199,541	352,855	-	36,004,032
James Gowans	78,196,709	355,687	-	36,004,032
William Hayden	78,198,714	353,682	-	36,004,032
William Hensley	78,192,689	359,707	-	36,004,032
Gregory Lang	77,990,586	561,810	-	36,004,032
Janice Stairs	77,971,750	580,646	-	36,004,032
Diana Walters	76,899,869	1,652,527	-	36,004,032

(3)	Appointment of PricewaterhouseCoopers LLP. The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders or until a successor is appointed and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of PricewaterhouseCoopers LLP:

For	Withheld	Abstain	Broker Non-Vote
112,974,863	988,775	-	-

(4)	Approval of Non-Binding Resolution Approving Executive Compensation. The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the approval of executive compensation:

For	Against	Abstain	Broker Non-Vote
74,524,254	2,979,648	455,702	36,004,034

Item 7.01 Regulation FD Disclosure

On May 18, 2023, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 18, 2023 relating to voting results from its Annual Meeting
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: May 18, 2023	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer